John Hancock Income Funds

Supplement dated 3-11-2008 to the current prospectus

Under the heading “Your account”, in the “Choosing a Share Class” subsection, the bolded paragraph following the bullets is amended and restated as follows:

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (“Signature Services”), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).